Exhibit 10.19

                 UNLIMITED CONTINUING AND UNCONDITIONAL GUARANTY


     FOR VALUE RECEIVED, and to induce THE HUNTINGTON NATIONAL BANK, 685 South Babcock Street, Melbourne, Florida 32901 (herein called "Lender"), to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of SOFTWARE TECHNOLOGY, INC., a Florida corporation, (herein called "Borrower"), the undersigned, EXIGENT INTERNATIONAL, INC., a Delaware corporation, hereby jointly and severally agree as follows.

     1. The undersigned hereby absolutely and unconditionally guarantees to Lender and any transferee of this Guaranty or any Liability guaranteed hereby, the prompt and full payment of the Liabilities. The undersigned agrees that if Borrower fails to fully and timely perform any Liability, the undersigned will fully and timely perform the Liability without resort by Lender to any other person. Any obligation of the undersigned under this Guaranty is in addition to any and shall not prejudice or be prejudiced by any other agreement (including any other agreement signed by the undersigned) which Lender may now or hereafter hold relative to any of the Liabilities. Any payment of the undersigned under this Guaranty may be applied to any of the Liabilities as Lender may choose. Any obligation of the undersigned to Lender hereunder is primary, absolute and unconditional. The terms "Liability" or "Liabilities" as used herein shall include, without limitation, all liabilities and obligations of Borrower to Lender including, but not limited to, all liabilities and obligations of Borrower arising out of, the $3,511,111.22 aggregate loan transaction of even date herewith, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be herein or hereafter contracted or acquired, or incurred directly or indirectly in respect thereof, and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorneys' fees and costs of collection as specified therein) incurred in the collection thereof or the enforcement of rights thereunder, whether arising in the ordinary course of business or otherwise, and whether held or to be held by Lender for its own account or as agent for another or others.

     2. The undersigned waives notice of acceptance of this guaranty and notice of any Liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities and any suit or the taking of other action by Lender against, and any other notice to, any party liable thereon (including the undersigned).



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     3.  Lender  may at any time and from  time to time  without  notice  to the undersigned (except as required by law), without incurring responsibility to the undersigned, without impairing, releasing or otherwise affecting the obligations of the undersigned in whole or in part and without the endorsement or execution by the undersigned of any additional consent, waiver or guaranty (a) change the manner, place or terms of payment, and change or extend the time of or renew or alter, any Liability or installment thereof, or any security therefor, and may loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities the payment of which shall be
guaranteed  hereunder,   and  the  guaranty  herein  made  shall  apply  to  the
Liabilities as so changed,  extended,  renewed,  increased or otherwise altered;
(b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged, mortgaged or otherwise encumbered to secure the Liabilities and any offset thereagainst; (c) exercise or refrain from exercising any rights against Borrower or others (including the undersigned) or act or refrain from acting in any other manner;
(d) settle or compromise any Liability or any security therefor and may subordinate the payment of all or any part thereof to the payment of any Liability (whether or not due) of Borrower to creditors of Borrower other than Lender and the undersigned; and (e) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

     4. No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any security therefor shall affect, impair or be a defense to this guaranty, and this guaranty is a primary and absolute obligation of the undersigned.

     5. This guaranty is an unconditional and continuing one, and all Liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This guaranty shall continue in full force and effect notwithstanding the death of anyone liable in any manner for the Liabilities and notwithstanding the sale, transfer, relinquishment or abandonment of any beneficial interest therein or thereunder, or the dissolution, death, incapacity or other disability of any beneficiary thereof.

     6. All notices provided to be given to Lender herein shall be sent by registered or certified mail or express delivery service, return receipt requested, to the address shown in the preamble to this agreement.

     7. As security for the Liabilities and the obligation of the undersigned under this Guaranty, Lender is hereby given a lien upon, security title to and a security interest in all property of the undersigned now or at any time hereafter in possession of Lender in any capacity whatsoever, and whether individual, joint or by the entireties, including but not limited to any balance or share in any deposits, funds, accounts, trusts, agency or special accounts, items, securities, other property or monies of the undersigned now or hereafter in the possession or control of or otherwise with Lender, to include all dividends and distributions thereon or other rights in connection therewith, and Lender shall have such right to such property as authorized by law. Without limiting the generality of the foregoing, Lender shall have a prior perfected security interest to secure the Liabilities and may, at any time or from time to time at its option and without notice: (a) set off against such deposit balances, funds, items, certificates of deposit, securities, other property and monies and apply the same towards the payment of any of the Liabilities, and (b) transfer into its own name or that of its nominee any such property in the possession or custody of Lender.



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     8. The undersigned  shall be in default  hereunder upon: (a) non-payment of any Liability when due or before the expiration of applicable grace periods; (b) failure of Borrower or the undersigned to perform any agreement creating or otherwise affecting any Liability or any provision hereof, or to pay in full, when due, any other obligation of Borrower or the undersigned, all within and before the expiration of any applicable grace period; (c) the appointment of a receiver of any part of the property of Borrower or of any material part of the property of the undersigned, assignment for the benefit of creditors or the commencement of any proceedings in bankruptcy or insolvency by Borrower or the undersigned or the failure to timely contest, or to secure dismissal within sixty days of filing, any involuntary proceeding seeking the adjudication of Borrower or the undersigned as bankrupt or insolvent; (d) the entry of a final, unappealable judgment having a material adverse affect against Borrower or the undersigned; (e) the taking of possession of any substantial part of the property of Borrower or the undersigned at the instance of any governmental authority; (f) the insolvency of the undersigned; or (g) falsity in any material respect of, or any material omission in, any representation or statement made to Lender by or on behalf of Borrower or the undersigned in connection with any Liability or other obligation of such parties.

     9. Upon the occurrence of any default hereunder, Lender shall have all of the remedies of a creditor and to the extent applicable, of a secured party, under all applicable law, and, without limiting the generality of the foregoing, Lender may, at its option and without notice or demand: (a) declare any Liability accelerated and due and payable at once, and (b) take possession of any collateral security wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of Borrower or the undersigned, for cash or on credit or for future delivery, and, upon any such sale, Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharged of all trusts, claims, right of redemption and equities of the undersigned whatsoever; and (c) set off against any or all Liabilities or other obligations of the undersigned all money owed by Lender in any capacity to the undersigned whether or not due, and also set off against all other Liabilities of Borrower or obligations of the undersigned to Lender all money owed by Lender in any capacity to Borrower or the undersigned, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. Until all of the obligations of Borrower to Lender have been paid and performed in full, the undersigned shall have no right of subrogation to the rights and remedies of Lender against Borrower, and the undersigned hereby waive any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for any indebtedness hereby guaranteed.



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     10.  The  undersigned  shall pay all  costs of  collection  and  reasonable attorneys' fees, including reasonable attorneys' fees before, after or during suit and out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Lender in enforcing the payment of any Liability or enforcing or preserving any right or interest of Lender, with respect to the Liabilities or this Guaranty, including the collection, sale or delivery of any collateral security from time to time pledged, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Lender may apply any residue to pay any of the Liabilities and the undersigned shall continue to be liable for any deficiency with interest, which shall remain a Liability.

     11. If claim is ever made upon Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any of the Liabilities and Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or any settlement or compromise of any such claim effected by Lender with any such claimant (including Borrower), then the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or cancellation of any note or other instrument evidencing any Liability, and the undersigned shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

     12. Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of the undersigned against prior parties who may be liable in connection therewith, and the undersigned hereby agrees to take any such steps. Lender may nevertheless at any time after and during the continuance of a default (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the undersigned or Lender therein (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the undersigned; (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the undersigned.

     13. No delay on the part of Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender by a duly authorized officer of Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of the undersigned to Lender in any other respect at any other time.

     14. Lender shall not be required to proceed first against Borrower, or any other person, firm, partnership or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to the undersigned for payment, and the undersigned shall not be entitled to assert as a defense to the enforceability of the guaranty set forth herein any defense of Borrower with respect to any Liability.



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     15. Any and all rights and claims of the  undersigned  against  Borrower or any of Borrower's property shall be subordinate and subject in right of payment to the prior payment in full of all Liabilities. The undersigned hereby subordinates any and all indebtedness of Borrower now or hereafter owed to the undersigned to all indebtedness of Borrower to Lender, and agrees with Lender that the undersigned shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of any of the undersigned's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the security instruments securing any of the Liabilities; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by the undersigned as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of the undersigned under the other provisions of this Guaranty.

     16. The undersigned warrants and represents to Lender that all financial statements heretofore delivered by the undersigned to Lender are true and correct in all respects as of the date hereof.

     17. At the request of Lender, the undersigned shall, from time to time, prepare and deliver to Lender a complete and current financial statement setting forth all the assets and liabilities of the undersigned, signed by the undersigned under oath as being true and correct.

     18. This Guaranty may not be changed orally or by implication, and no obligation of the undersigned can be released or waived by Lender or any officer or agent of Lender, except by a writing, signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by the undersigned until all indebtedness guaranteed hereby has been completely repaid and all the Liabilities, including but not limited to the obligations and undertakings of Borrower under, by reason of, or pursuant to the note and loan documents executed contemporaneously herewith, have been completely paid, performed and discharged.

     19. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by any applicable usury statute or any other applicable law as of the date hereof, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the limit of such validity as of the date hereof, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control over every other provision of this Guaranty.

     20. This Guaranty is binding upon the undersigned, and its successors and assigns, and shall inure to the benefit of Lender, its successors, endorsees and assigns.



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     21. This  Guaranty has been  delivered in the State of Florida and shall be construed  in  accordance  with the laws of  Florida.  Wherever  possible,  each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be
ineffective  to  the  extent  of  such   prohibition   or  invalidity,   without
invalidating the remainder of such provision or the remaining provisions of this Guaranty. To the extent permitted by applicable law, the undersigned hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     22. THE  UNDERSIGNED  HEREBY  CONSENTS  AND  AGREES  THAT,  IN ANY  ACTIONS
PREDICATED UPON THIS GUARANTY, VENUE IS PROPERLY LAID IN BREVARD COUNTY, FLORIDA, AND THAT THE CIRCUIT COURT FOR BREVARD COUNTY, FLORIDA SHALL HAVE FULL JURISDICTION TO DETERMINE ALL ISSUES ARISING OUT OF OR IN CONNECTION WITH THE EXECUTION AND ENFORCEMENT OF THIS GUARANTY OR THE COLLECTION OF ANY OF THE LIABILITIES. THE UNDERSIGNED WAIVE TO THE FULLEST EXTENT PERMITTED UNDER THE LAWS OF THE STATE OF FLORIDA, ANY RIGHT, POWER OR PRIVILEGE TO DEMAND A JURY TRIAL WITH RESPECT TO ANY AND ALL ISSUES ARISING OUT OF OR IN CONNECTION WITH THE EXECUTION AND/OR ENFORCEMENT OF THIS GUARANTY OR THE COLLECTION OF ANY OF THE LIABILITIES.

     Dated as of December 31, 1998.

                                                    EXIGENT INTERNATIONAL, INC.,
                                                     a Delaware Corporation


                                                     By: /s/ Jeffery B. Weinress
                                                        ------------------------
                                                        JEFFERY B. WEINRESS, CFO

                                              Tax Identification No.: 59-3379927